THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL UNDERSIGNED OF THE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

                         AMENDMENT TO WARRANT AGREEMENT TO
                             PURCHASE COMMON SHARES OF

                               MYO DIAGNOSTICS, INC.

     This AMENDMENT TO WARRANT (this "Amendment") is made as of December 6, 1997, by and between Myo Diagnostics, Inc., a California corporation (the "Company") and _________________________________ (the "Holder").

     A.   WHEREAS, __________________________________ (the "Holder") is the
holder of that certain Warrant dated December 6, 1996 for shares of the Common Stock of the Company (the "Warrant"); and

     B. WHEREAS, the Company and the Holder desire to amend the Warrant as hereinafter provided

     NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. The introductory paragraph of the Warrant is hereby amended to read in its entirety as follows:

     THIS CERTIFIES that, for value received, ______________ (the "Holder"), is the registered holder of _______ warrants (the "Warrants"). Each Warrant entitles the holder, subject to the terms and conditions set forth in this Certificate, to purchase from Myo Diagnostics, Inc. (the "Company"), one fully paid and non-assessable Common Share of the Company (the "Share") at any time commencing on the date hereof and continuing up to 5:00 p.m. (Toronto time) on December 31, 1998 (the "Time of Expiry") on payment of U.S. $3.00 per Share (the "Exercise Price"). The number of Shares which the Holder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.


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     2.   The Company hereby represents and warrants to the Holder that this
Amendment has been duly executed and delivered by the Company and that the Warrant, as amended by this Amendment constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officers and its corporate seal hereto affixed.


 MYO DIAGNOSTICS, INC.


Dated: January ___, 1998


Signature:
          -------------------------

Print Name:    GERALD D. APPEL
           ------------------------

Its:   PRESIDENT
    -------------------------------


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                                    SCHEDULE "A"

                                ELECTION TO EXERCISE

     The undersigned hereby irrevocably elects to exercise the number of Warrants of Myo Diagnostics, Inc. set out below for the number of Shares as set forth below:


          (a)  Number of Warrants to be Exercised:               ____________

          (b)  Number of Shares to be Acquired:                  ____________

          (c)  Exercise Price per Share:                         ____________

          (d)  Aggregate Purchase Price [(a) multiplied by (c)]  ____________

     and hereby tenders a certified cheque, bank draft or cash in United States dollars for such aggregate purchase price, and directs such Shares to be registered and a certificate therefor to be issued as directed below.


          DATED this_____day of__________________, 199__


               ---------------------------------

               Name of Holder


               By:
                  ------------------------------